Exhibit 10.16

NOCIMED, INC.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

This Subordinated Convertible Promissory Note and Warrant Purchase Agreement (this “ Agreement”) is made as of February 28, 2020 by and between Nocimed, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company desires to issue and sell, and each Purchaser desires to purchase, a subordinated convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the “Note”) which shall be convertible on the terms stated therein into the series of preferred stock that the Company issues in the Next Equity Financing (as defined in the Note) (such newly-issued stock, the “Next Equity Securities”) or into Maturity Conversion Preferred (as defined in the Note), and a stock purchase warrant to purchase shares of Common Stock of the Company in substantially the form attached to this Agreement as Exhibit C (the “Warrant”). The Notes, the Warrants and the equity securities issuable upon conversion or exercise thereof are collectively referred to herein as the “Securities.” Capitalized terms not otherwise defined herein have the meaning given them in the Note.

AGREEMENT

The parties hereby agree as follows:

1.             Purchase and Sale of Notes.

(a)           Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Initial Closing (as defined below) and the Company agrees to sell and issue to each Purchaser:

(i)            a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A; and

(ii)           a Warrant to purchase the following number of shares of Common Stock:

(A)          if the aggregate principal amount of such Purchaser’s Note (or Notes collectively) is greater than $100,000.00 but less than $500,000.00, the number of shares of Common Stock purchasable upon exercise of such Purchaser’s Warrant shall be equal to the quotient equal to: (x) the product of the aggregate principal amount of such Purchaser’s Note multiplied by 0.10; divided by (y) $0.18; or

(B)           if the aggregate principal amount of such Purchaser’s Note (or Notes collectively) is greater than or equal to $500,000.00, the number of shares of Common Stock purchasable upon exercise of such Purchaser’s Warrant shall be equal to the quotient equal to: (x) the product of the aggregate principal amount of such Purchaser’s Note multiplied by 0.25; divided by (y) $0.18; and

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(iii)          The aggregate purchase price of each Note and associated Warrant shall be equal to 100% of the principal amount of such Note. The per share exercise price on the Warrants shall be the lesser of (x) the fair market value of a share of the Company’s Common Stock as determined in good faith by the Company’s appraiser (and approved by the Company’s Board of directors) of such fair market value as set forth in the Company’s first 409A Valuation following the initial closing of the Company’s Next Equity Financing; or (y) $0.18; provided, however, that if there is no Next Equity Financing consummated on or before the Maturity Date, such per share purchase price shall equal $0.18. The Company’s Agreements with each of the Purchasers are separate agreements, and the sales of the Notes and Warrants to each of the Purchasers are separate sales, subject to the provisions of Section 10(c) below.

(b)           Closing; Delivery.

(i)            The purchase and sale of the Notes and Warrants shall take place remotely by the electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement at 10:00 a.m., on January , 2020, or in such other manner or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing, unless otherwise specified herein.

(ii)            At each Closing, the Company shall deliver to each Purchaser the Note and Warrant to be purchased by such Purchaser against (1) payment of the purchase price therefor by check payable to the Company, by wire transfer to a bank designated by the Company or by cancellation of existing indebtedness owed to Purchaser in accordance with Section 1(b)(vi) below, (2) delivery of counterpart signature pages to this Agreement, the Note and the Warrant, and (3) delivery of a validly completed and executed IRS Form W-8BEN/W- 8BEN-E, IRS Form W-9 or similar form, as applicable, establishing such Purchaser’s exemption from withholding tax, which forms are attached to this Agreement as Exhibit D.

(iii)          Until the earlier of (A) such time as the aggregate amount of principal indebtedness evidenced by the Notes equals a total of $2,500,000, or (B) the date 60 days from the Initial Closing (or such greater amount than set forth in in the preceding clause (A) or later date than set forth in the preceding clause (B) or both, as the Company in its sole discretion shall determine), the Company may sell additional Notes and Warrants to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes and Warrants; provided, however, that any Purchaser of less than $1,000,000 in principal amount of Notes who is a Competitor (as defined below) must be approved by NuVasive, Inc., a Delaware corporation (“NuVasive”). If a Purchaser purchases more than one note under this Agreement, the number of shares issuable upon exercise of a Purchaser’s Warrants shall be based on the total aggregate principal amount of all Notes purchased by such Purchaser. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes and Warrants shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes and warrants so acquired by such additional purchaser shall be deemed to be “Notes,” “Warrants” and “Securities” as applicable. For purposes of this Agreement, “Competitor” means a third party engaged in the development, manufacture, sale, marketing or promotion of any spine product.

(iv)          In addition to the Purchaser approval requirements by NuVasive in Section 1(b)(iii) above, any other purchaser of less than $1,000,000 of equity securities in any financing who is a Competitor must also be approved by NuVasive. For purposes of this Section 1(b)(iv) and Section 1(b)(iii) above, the Company shall use commercially reasonable efforts to determine whether a purchaser is a Competitor. This provision shall survive the termination of this Agreement. The parties hereby agree and acknowledge that the “Consolidation Limitation” provision in Section 3.13 of the that certain Amended and Restated Investors Rights Agreement dated as of July 27, 2017, by and among the Company and the investors thereto, shall apply to any equity securities to be issued to NuVasive pursuant to the Notes.

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(v)            Repayment of Non-Convertible Notes with Notes and Warrants. The Company previously issued certain Promissory Notes (each individually a “Term Note” and the Term Notes being repaid hereunder together the “Term Notes”), which the parties hereby are in agreement to repay through the issuance of Notes and, to the extent required pursuant to Section 1(a)(ii), Warrants. Each Purchaser making payment for its Notes and, to the extent required pursuant to Section 1(a)(ii), Warrants, by way of cancellation of indebtedness owed by the Company under a Term Note hereby: (i) acknowledges and agrees to surrender such Term Note(s) to the Company for cancellation or shall execute an instrument of cancellation in form and substance acceptable to the Company, as requested by the Company at or following the Closing; (ii) acknowledges and agrees that the principal and accrued interest set forth on Exhibit A hereto accurately reflects all principal and accrued interest owed through February 14, 2020, and that such Purchaser waives receipt of interest that would have accrued after February 14, 2020; (iii) acknowledges and agrees that the entire amount owed to such Purchaser under the Term Note(s), including all accrued interest thereunder, shall be repaid through the issuance at the Closing into a Note with the principal amount set forth in Exhibit A hereto and, to the extent required pursuant to Section 1(a)(ii), a Warrant to purchase the number shares set forth opposite such Purchaser’s name on Exhibit A hereto without the requirement of any further action on the part of such Purchaser; (iv) waives in connection with such payment any and all notices required by the terms of such Term Note(s) or any related note purchase agreement; (v) waives as of the Closing any rights to receive payment pursuant to the Term Notes; and (vi) acknowledges and agrees that effective upon the Closing, without any further action required by the Company or such Purchaser, such Term Note(s) and all obligations of the Company set forth thereunder shall be immediately deemed satisfied in full and extinguished in their entirety, and any rights of such Purchaser pursuant to such Term Note(s) and/or any related note purchase agreement shall be terminated and be of no further force or effect, including the right to payment with respect to any residual principal or interest under the Term Note(s). The Company and the applicable purchasers of Term Notes acknowledge and agree that the terms of the applicable Term Notes are amended and restated to provide that the Term Notes convert into the Notes and, to the extent required pursuant to Section 1(a)(ii), Warrants, set forth on Exhibit A hereto. Each such Purchaser represents and warrants that such Purchaser has good and valid title to such Term Note(s), and has not transferred, pledged or otherwise disposed of any interest in such Term Note(s) (whether arising by contract, operation of law or otherwise).

2.             Stock Purchase Agreement. Each Purchaser understands and agrees that the conversion of the Notes into, and exercise of the Warrants for, equity securities of the Company will require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities.

3.             Subordination. The indebtedness evidenced by the Notes shall be expressly subordinated, to the extent and in the manner set forth in the Notes, in right of payment to the prior payment in full of all of the Company’s Senior Indebtedness (as defined in the Notes), and each Purchaser hereby agrees to enter into such agreements and take such additional action as may be necessary to perfect such subordination.

4.             Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

(a)           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           Authorization. This Agreement, the Notes and the Warrants, and the stock issuable upon conversion of the Notes or exercise of the Warrants, have been duly authorized by the Board of Directors of the Company; however, (i) no stockholder approval has been obtained, (ii) the Company has not obtained the necessary corporate approval for the authorization of any shares of Next Equity Securities or Maturity Conversion Preferred, and (iii) a sufficient number of shares of Common Stock has not been authorized under the Company’s Certificate of Incorporation to provide for the issuance of such shares upon conversion or exercise (as applicable) of the Notes and Warrants. This Agreement, the Notes and the Warrants, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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(c)            Disqualification. The Company is not disqualified from relying on Rule 506 of Regulation D (“Rule 506”) under the Securities Act of 1933, as amended (the “Securities Act”) for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Notes and the Warrants to the Purchasers.

5.             Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

(a)            Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)           Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser either has not been formed for the specific purpose of acquiring the Securities, or each beneficial owner of equity securities of or equity interests in the Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(c)           Knowledge; Financial Statements. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. In particular, each Purchaser acknowledges that such Purchaser has received a copy of the Company’s unaudited balance sheet as of December 31, 2019 and an unaudited statement of income and cash flows for the twelve months ending December 31, 2019(the “Financial Statement Date” and collectively, the “Financial Statements”).

(d)           Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)           No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

(f)            Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)            “THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

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(ii)           Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities or any securities issued in respect thereof or exchange therefor.

(g)           Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h)           Disqualification. The Purchaser represents that neither the Purchaser, nor any person or entity with whom the Purchaser shares beneficial ownership of Company securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Each Purchaser also agrees to notify the Company if such Purchaser or any person or entity with whom such Purchaser shares beneficial ownership of Company securities becomes subject to such disqualifications after the date hereof (so long as such Purchaser or any such person beneficially owns any equity securities of the Company).

(i)            Lock-up Agreement.

(i)             Lock-up Period; Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Purchaser shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

(ii)            Limitations. The obligations described in Section 5(i)(i) shall apply only if all officers and directors are subject to similar restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all 10% securityholders of the Company, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(iii)          Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Purchaser (and the securities of every other person subject to the restrictions in

Section 5(i)(i)).

(iv)          Transferees Bound. Each Purchaser agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 5(i).

(j)            Foreign Investors. If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

(k)           Foreign Investment Risk Review Modernization Act. Each Purchaser represents that it is not a “foreign person” within the meaning of 31 C.F.R. §800.216, unless the Company has otherwise explicitly waived the requirement of this subsection as it applies to a particular Purchaser in writing.

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(l)             Foreign Investment Regulations. Each Purchaser represents that any consideration to be paid for Securities pursuant to this Agreement does not derive from activity that is or was contrary to law or from a person or location that is or was the subject of a United States embargo or other economic sanction and that no consideration to be paid for Securities in accordance with this Agreement will provide the basis for liability for any person under United States anti-money laundering laws or economic sanctions laws. Each Purchaser represents that neither such Purchaser nor any of its nominees or affiliates is on the specially designated OFAC list or similar European Union watch list.

(m)          Receipt of Company Financial Statements. Each Purchaser acknowledges that such Purchaser has receive the Company’s Balance Sheet as of December 31, 2019 and has had the opportunity to ask the Company questions about its financial position.

6.             Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)           Representations and Warranties. The representations and warranties of the Company contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)           Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c)            Minimum Notes Purchased. At least $500,000 in aggregate principal amount of Notes shall be purchased at the Initial Closing pursuant to the terms of this Agreement.

7.              Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)            Representations and Warranties. The representations and warranties of each Purchaser contained in Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)           Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c)           Delivery of Form W-8 BEN or Form W-9. Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax.

8.             Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

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9.              Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that none of the other Purchasers nor the respective controlling persons, officers, directors, partners, agents, or employees of such other Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

10.           Miscellaneous.

(a)           Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of choice or conflicts of law.

(b)          Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(c)           Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the aggregate unpaid principal amount of the Notes; provided, however, that Section 1(b)(iii)-(v) may not be amended, modified, terminated or waived without the written consent of NuVasive. Any amendment or waiver effected in accordance with this Section 10(c) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(d)          Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)           Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)           Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)           Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

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(i)           Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

(j)             Waiver of Conflicts. Each party to this Agreement acknowledges that Orrick, Herrington & Sutcliffe LLP, counsel for the Company, may have in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a)   acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Orrick, Herrington & Sutcliffe LLP’s representation of certain of the Purchasers in such unrelated matters and to Orrick, Herrington & Sutcliffe LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

[Signature Pages Follow]

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The parties have executed this Subordinated Convertible Note and Warrant Purchase Agreement as of the date first written above.

THE COMPANY:

NOCIMED, INC.

By:	/s/ L. Brett Lanuti
L. Brett Lanuti
President & CEO

Address:
951 Mariners Island Blvd, Suite 300
San Mateo, California 94404
Email: [***]

THE PURCHASERS:

NUVASIVE, INC.

By: /s/ Sean Freeman
(Signature)

Name: Sean Freeman
Title: SVP Strategy & Corporate Development

Address:
7475 Lusk Boulevard
San Diego, CA 92121

Email: [***]

THE PURCHASERS:

SC CAPITAL I LLC

By: /s/ David Neal
(Signature)

Name: David Neal
Title: Member

Address:
[***]

Email: [***]

SIGNATURE PAGE TO THE NOTE AND WARRANT PURCHASE AGREEMENT

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THE PURCHASERS:

CLARK A. GUNDERSON

By: /s/ Clark A. Gunderson
(Signature)

THE PURCHASERS:

BRIAN SCOTT

By: /s/ Brian Scott
(Signature)

Address:
[***]

Email: [***]

THE PURCHASERS:

EASTLACK FAMILY LIVING TRUST
DATED FEBRUARY 27, 2007

By: /s/ Robert Eastlack
(Signature)

Name: Robert Eastlack
Title: Trustee

Address:
[***]
Email: [***]

SIGNATURE PAGE TO THE NOTE AND WARRANT PURCHASE AGREEMENT

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THE PURCHASERS:

MICHAEL L. ROBERTS AND CHERYL
WALKER ROBERTS FAMILY TRUST

By: /s/ Michael L. Roberts
(Signature)

Name: Michael L. Roberts
Title: Trustor

Address:
[***]
Email: [***]

THE PURCHASERS:

PAUL STANTON

By: /s/ Paul Stanton
(Signature)

Address:
[***]
Email: [***]

THE PURCHASERS:

ROGER SUNG

By: /s/ Roger Sung
(Signature)

Address:
[***]
Email: [***]

SIGNATURE PAGE TO THE NOTE AND WARRANT PURCHASE AGREEMENT

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THE PURCHASERS:

BEE BROTHERS INVESTMENTS LLC

By: /s/ James M Bee
(Signature)

Name: James M Bee
Title: President

Address:
[***]
Email: [***]

THE PURCHASERS:

BEE FAMILY ENTERPRISES

By: /s/ James M Bee
(Signature)

Name: James M Bee
Title: President

Address:
[***]

Email: [***]

SIGNATURE PAGE TO THE NOTE AND WARRANT PURCHASE AGREEMENT

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THE PURCHASERS:

STONE CAPITAL LLC

By: /s/ James M Bee
(Signature)

Name: James M Bee
Title: President

Address:
[***]

Email: [***]

THE PURCHASERS:

JULIAN J. CLARK JR.

/s/ Julian J. Clark Jr.
(Signature)

THE PURCHASERS:

CHRIS WAKEMAN

/s/ Chris Wakeman
(Signature)

THE PURCHASERS:

JOHN PATRICK CLAUDE

/s/ John Patrick Claude
(Signature)

SIGNATURE PAGE TO THE NOTE AND WARRANT PURCHASE AGREEMENT

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THE PURCHASERS:
Rivelli Family Trust Dated May 30, 1986

By: /s/ Patrick A Rivelli
(Signature)

Address:
Patrick A Rivelli
Trustee
Email: [***]

SIGNATURE PAGE TO THE NOTE AND WARRANT PURCHASE AGREEMENT

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EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Note Principal Amount	Warrants	Purchase Date
Bee Brothers Investments LLC [1]	$17,051.96		February 28, 2020
Attn: James Bee
[***]

Email: [***]
Bee Family Enterprises [2]	$2,549.21		February 28, 2020
Attn: James Bee
[***]

Email: [***]
Brian Scott [3]	$5,075.14		February 28, 2020
[***]
[***]
Email:
[***]
Clark A. Gunderson [4]	$507,205.48	704,452	April 8, 2020
[***]

Email: [***]
Eastlack Family Living Trust dated February 27, 2007 [5]	$17,632.37		February 28, 2020
[***]

Email:
[***]
Michael L. Roberts and Cheryl Walker Roberts Family Trust [6]	$26,787.35		February 28, 2020
[***]

Email: [***]
Paul Stanton [7]	$11,492.38		February 28, 2020
[***]

Email: [***]
SC Capital I LLC [8]	$504,876.71	701,217	April 8, 2020
Attn: David K. Neal
[***]

Email:
[***]

15

Name and Address	Note Principal Amount	Warrants	Purchase Date
Stone Capital LLC [9]	$6,733.96		February 28, 2020
[***]
[***]

Email:[***]
NuVasive	$308,720.00	171,511	February 28, 2020
[***]

Email:
[***]
Roger Sung	$10,680.07		February 28, 2020
[***]

Email: [***]
Dr. Anthony Yeung	$3,317.50		April 28, 2020
[***]

Email: [***]
Yeung Family Trust	$35,992.50		April 28, 2020
***
***
Email: ***
Rivelli Family Trust Dated May 30,	$3,730.00		February 28, 2020
1986
Total:	$1,922,534.63	1,854,957

1 Paid through repayment of Term Note dated 1/10/20 in the amount of $16,890.00, together with interest thereon.

2 Paid through repayment of Term Note dated 1/10/20 in the amount of $2,525.00, together with interest thereon.

3 Paid through repayment of Term Note dated 12/23/19 in the amount of $5,002.50, together with interest thereon.

4 Paid through cash investment received 04/08/20 in the amount of $100,000.00, together with repayment of: Term Note dated 11/01/19 in the amount of $200,000.00, together with interest thereon, Term Note dated 12/26/19 in the amount of $100,000.00, together with interest thereon, and Term Note dated 2/11/20 in the amount of $100,000.00, together with interest thereon.

5 Paid through repayment of Term Note dated 01/31/20 in the amount of $17,565.00, together with interest thereon.

6 Paid through repayment of Term Note dated 01/31/20 in the amount of $26,685.00, together with interest thereon.

7 Paid through repayment of Term Note dated 01/13/20 in the amount of $11,392.50, together with interest thereon.

8 Paid through cash investments received 02/25/2020 in the amount of $100,000, and 04/08/20 in the amount of $100,000, together with repayment of: Term Note dated 12/05/19 in the amount of $200,000.00, together with interest thereon, and Term Note dated 01/09/20 in the amount of $100,000.00, together with interest thereon.

9 Paid through repayment of Term Note dated 01/10/20 in the amount of $6,670.00, together with interest thereon.

16

EXHIBIT B

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$___________________	__________, 2020
San Mateo, California

For value received, Nocimed, Inc., a Delaware corporation (the “Company”), promises to pay    to  ___________ (the “Holder”), the principal sum of ($       ). Interest shall accrue from the date of this Convertible Promissory Note (this “Note”) on the unpaid principal amount at a rate equal to 10.00% per annum, computed as simple interest on the basis of a year of 365 days. If a Change of Control or the Next Equity Financing (as such terms are defined herein) is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the signing of the definitive agreement for such Change of Control or Next Equity Financing. This Note is subject to the following terms and conditions.

1.	Basic Terms.

(a)            Maturity. While this Note is outstanding, principal and any accrued but unpaid interest under this Note shall be due and payable upon demand of the Holder at any time after December 31, 2020 (the “Maturity Date”). Subject to Section 2 below, interest shall accrue on this Note and shall be due and payable with each installment of principal. Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the commission of any act of bankruptcy by the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of 90 days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

(b)            Series of Notes. This Note is one of a series of Subordinated Convertible Promissory Notes containing substantially identical terms and conditions issued pursuant to that certain Subordinated Convertible Promissory Note and Warrant Purchase Agreement dated February , 2020 (the “Purchase Agreement”). Such Notes are referred to herein as the “Notes,” the holders thereof are referred to herein as the “Holders,” and the Holders of at least a majority of the aggregate unpaid principal amount of the Notes are referred to herein as the “Majority Holders,” The Company shall maintain a ledger of all Holders. Capitalized terms not otherwise defined herein have the meaning given them in the Purchase Agreement.

(c)            Securities. The Notes, the Warrants and the equity securities issuable upon conversion or exercise thereof are collectively referred to herein as the “Securities.”

(d)           Payment; Prepayment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder shall be applied to principal. The Company may: (i) prepay this Note at any time without penalty with the written consent of the Majority Holders; or (ii) pay principal of and interest on this Note at or after Maturity; provided that in either case all of the Notes shall be paid or prepaid on a pro rata basis.

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2.	Conversion.

(a)            Next Equity Financing Conversion. Outstanding principal of and (at each Holder’s option) any accrued but unpaid interest under this Note (the “Conversion Amount”) shall be converted into equity securities at the initial closing of the Company’s next sale of capital stock in a single transaction or a series of related transactions yielding gross proceeds to the Company of at least $10,000,000 (including conversion of the Notes and other outstanding convertible notes, safes or equity certificates) (the “Next Equity Financing”).

(i)             Terms of Conversion. If there is a Next Equity Financing before the termination of this instrument, the Company will automatically issue to the Holder a number of shares of Shadow Preferred Stock equal to the Conversion Amount divided by the Conversion Price.

(ii)            Documents. The issuance of shares upon such conversion shall be upon the terms and subject to the conditions applicable to the Next Equity Financing and the Company’s Certificate of Incorporation and Bylaws and other corporate governing documents, as determined by the Company and its investors in their sole discretion. In connection with such conversion of this Note, the Holder hereby agrees to execute and deliver to the Company all transaction documents related to the Next Equity Financing, including a purchase agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions (including a lock-up agreement in connection with an initial public offering).

(iii)           Definitions.

(1)            “Capital Stock” means the capital stock of the Company, including, without limitation, the “Common Stock” and the “Preferred Stock.”

(2)             “Capped Price” means the price per share equal to the Valuation Cap divided by the Company Capitalization.

(3)            “Company Capitalization” means the sum, as of immediately prior to the Next Equity Financing (or Change of Control), of: (i) all shares of Capital Stock (on an as-converted basis) issued and outstanding, assuming exercise or conversion of all outstanding vested and unvested options, warrants and other convertible securities, but excluding (A) this instrument, (B) all other Notes (or similar instruments), and (C) convertible equity certificates or safes; and (ii) all shares of Common Stock reserved and available for future grant under any equity incentive or similar plan of the Company, and/or any equity incentive or similar plan to be created or increased in connection with the Next Equity Financing.

(4)            “Conversion Price” means either: (i) the Capped Price or (ii) the Discount Price, whichever is less.

(5)            “Discount Price” means the price per share of the Standard Preferred Stock sold in the Next Equity Financing multiplied by the Discount Rate.

(6)            “Discount Rate” means 80.00%.

(7)            “Maturity Capitalization” means the number, as of immediately prior to the conversion pursuant to Section 2(b), of shares of Capital Stock (on an as-converted basis) outstanding, assuming exercise or conversion of all outstanding vested and unvested options, warrants and other convertible securities, but excluding: (i) shares of Common Stock reserved and available for future grant under any equity incentive or similar plan; (ii) this instrument; (iii) other Notes (or similar instruments); and (iv) convertible equity certificates or safes.

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(8)            “Note Percentage” means 55% times a fraction, the numerator of which is the final, aggregate principal amount of the Notes and the denominator of which is $2,500,000.

(9)            “Shadow Preferred Stock” means the shares of a series of Preferred Stock issued to the Holder in a Next Equity Financing, having the identical rights, privileges, preferences and restrictions as the shares of Standard Preferred Stock, other than with respect to: (i) the per share liquidation preference and the conversion price for purposes of price- based anti-dilution protection, which will equal the Conversion Price; and (ii) the basis for any dividend rights, which will be based on the Conversion Price.

(10)          “Standard Preferred Stock” means the shares of a series of Preferred Stock issued to the investors investing new money in the Company in connection with the initial closing of the Next Equity Financing.

(11)          “Valuation Cap” means $50,000,000.

(b)           Maturity Conversion. If the Next Equity Financing has not been consummated on or before the Maturity Date, the aggregate Conversion Amount of all outstanding Notes shall convert upon the election of the Majority Holders, delivered to the Company on or before the Maturity Date, into such number of shares of a next series of Preferred Stock of the Company (the “Maturity Conversion Preferred”) to be determined and described as a completely new Series of Preferred Stock (and not sub-class of existing any Series of Preferred Stock) identical to the current Series B-1 Preferred Stock subject to the following changes:

(1)            The principal of and accrued interest on all Notes shall convert into a number of shares of Maturity Conversion Preferred that represents the Note Percentage of a number of aggregate shares of capital stock equal to the sum of: (i) the Maturity Capitalization on an as converted to Common Stock basis; plus (ii) the number of shares of Maturity Conversion Preferred issued upon such conversion of all the Notes;

(2)            The conversion price and Original Issue Price per share of the Maturity Conversion Preferred (as used in the Company’s Amended and Restated Certificate of Incorporation) (the “Company Charter”) shall be equal to the quotient equal to: (i) the aggregate principal amount plus accrued but unpaid interest on all Notes; divided by (ii) the number of shares of Maturity Conversion Preferred issued upon conversion of such Notes pursuant to the preceding clause (1) of this Section 2(b);

(3)            In the event of a Liquidation Event (as defined in the Company Charter), the Maturity Conversion Preferred shares shall be entitled to be paid out of the assets of the Company legally available for distribution on a parri passu basis, prior and in preference to any distribution to the Series B-1 Preferred Stock, the Series B Preferred Stock, the Series A-4 Preferred Stock, the Series A-3 Preferred Stock, the Series A-2 Preferred Stock, the Series A-1 Preferred Stock, and any other shares of capital stock of the Company, on a parri passu basis, an amount per share equal to two times the Original Issue Price of the Maturity Conversion Preferred plus accrued but unpaid interest, and after payment in full of the Series B-1 Liquidation Preference, the Series B Liquidation Preference, the Series A-4 Liquidation Preference, the Series A-3 Liquidation Preference, the Series A-2 Liquidation Preference, and the Series A-1 Liquidation Preference (each as defined in the Company Charter), the remaining assets of the Company legally available for distribution in a Liquidation Event shall be distributed ratably to the holders of the Common Stock, the Series B-1 Preferred Stock, the Series B Preferred Stock, the Series A-4 Preferred Stock, the Series A-3 Preferred Stock, the Series A-2 Preferred Stock and the Series A-1 Preferred Stock, on an as if converted to Common Stock basis, provided that the Series B-1 Preferred Stock, the Series B Preferred Stock, the Series A-4 Preferred Stock, the Series A-3 Preferred Stock, the Series A-2 Preferred Stock and the Series A-1 Preferred Stock Series B-1 Preferred Stock shall be subject to the Series B-1 Liquidation Preference Cap, the Series B Liquidation Preference Cap, the Series A-4 Liquidation Preference Cap, the Series A-3 Liquidation Preference Cap, the Series A-2 Liquidation Preference Cap and the Series A-1 Liquidation Preference Cap, respectively, all in accordance with the Company Charter;

(4)            The holders of a majority of the Maturity Conversion Preferred shall be entitle to elect two members of the Board of Directors;

(5)            The holders of the requisite numbers of shares of Series B- 1 Preferred Stock, Series B Preferred Stock, Series A-4 Preferred Stock, Series A-3 Preferred Stock, Series A-2 Preferred Stock and Series A-1 Preferred Stock necessary to waive any applicable price-based anti-dilution rights as to each such series of Preferred Stock resulting from the issuance of the Maturity Conversion Preferred and each such series of Preferred Stock shall no longer have any price-based anti-dilution rights with respect to those shares of Series B- 1 Preferred Stock, Series B Preferred Stock, Series A-4 Preferred Stock, Series A-3 Preferred Stock, Series A-2 Preferred Stock and Series A-1 Preferred Stock;

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(6)           Any and all redemption rights set forth in Section 5 of the Company Charter held by the Series B-1 Preferred Stock and the Series B Preferred Stock shall be permanently waived and shall be eliminated and removed from the Company Charter;

(7)            Any and all rights under “Separate Vote of Series B Preferred and Series B-1 Preferred” as set forth in Section 2(b) of the Company Charter shall be permanently waived and shall be eliminated and removed from the Company Charter; and

(8)             The Amended and Restated Voting Agreement dated as of October 19, 2018 shall be amended to remove any specific rights of the holders of the Series B-1 Preferred Stock, the Series B Preferred Stock, the Series A-4 Preferred Stock, the Series A-3 Preferred Stock, the Series A-2 Preferred Stock and the Series A-1 Preferred Stock, individually or collectively to elect any specific director or directors.

3.             Change of Control. In the event of a Change of Control (as defined below) prior to repayment or conversion in full of this Note, the outstanding principal and any accrued but unpaid interest on this Note shall become immediately due and payable prior to such Change of Control; provided that at the option of the Majority Holders, the Notes will convert into shares of the Company’s Common Stock at a price equal to the Discount Rate multiplied by the price per share of Common Stock paid at the Change of Control. In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the principal and interest payable to the Holders by the amount determined by its board of directors in good faith to be advisable for such Change of Control to qualify as a tax-free reorganization for U.S. federal income tax purposes, and in such case, the Holder will automatically receive the number of shares of Common Stock equal to the remaining unpaid principal and interest divided by the Discount Rate multiplied by the price per share of Common Stock paid at the Change of Control. The term “Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of all of the Company’s then outstanding voting securities. Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board of Directors. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

4.             Mechanics and Effect of Conversion. In connection with any conversion of this Note, the Holder shall surrender this Note, duly endorsed, to the Company or any transfer agent of the Company, and shall deliver to the Company any other documentation reasonably required by the Company in connection with such conversion (including, in the event of a conversion of this Note into capital stock, the applicable transaction documents). The Company shall not be required to issue or deliver the capital stock or other property into which this Note may convert until the Holder has surrendered this Note to the Company and delivered to the Company such documentation. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

5.             Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

6.             Subordination.

(a)            The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of the Company’s Senior Indebtedness. The Holder further agrees to execute a form of subordination agreement, as requested by any current or future lender to the Company, to effect the foregoing subordination. “Senior Indebtedness” shall mean the principal of and unpaid interest and premium, if any, on (i) indebtedness of the Company or with respect to which the Company is a guarantor, whether outstanding on the date hereof or hereafter created, to banks, insurance companies or other lending or thrift institutions regularly engaged in the business of lending money, whether or not secured and (ii) any deferrals, renewals or extensions or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness.

20

(b)           Upon any receivership, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangement which creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company or in the event this Note shall be declared due and payable, (i) no amount shall be paid by the Company, whether in cash or property in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of any Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full all of the Senior Indebtedness then outstanding.

(c)            If an event of default has occurred with respect to any Senior Indebtedness, permitting the holder thereof to accelerate the maturity thereof, then unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note.

(d)            Nothing contained in this the preceding paragraphs shall impair, as between the Company and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder hereof the principal hereof and interest hereon as and when the same shall become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights, if any, of the holders of Senior Indebtedness under the preceding paragraphs to receive cash or other properties otherwise payable or deliverable to the Holder pursuant to this Note.

7.              Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Note or the Purchase Agreement (the “Loan Documents”), the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Holder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal remaining owed under this Note or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Holder exceeds the Maximum Rate, the Holder may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

8.             Action to Collect on Note. If action is instituted to collect on this Note, the Company promises to pay all of the Holder’s costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.

9.             Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

10.            Miscellaneous.

(a)            Governing Law. The validity, interpretation, construction and performance of this Note, and all acts and transactions pursuant hereto and the rights and obligations of the Company and Holder shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)          Entire Agreement. This Note, together with the Purchase Agreement and the documents referred to therein, constitute the entire agreement and understanding between the Company and the Holder relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written between them relating to the subject matter hereof.

(c)            Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Company and the Majority Holders. Any amendment or waiver effected in accordance with this Section 10(c) shall be binding upon the Company, the Holder and each transferee of any Note.

21

(d)           Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

(e)            Notices. Any notice, demand or request required or permitted to be given under this Note shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)             Counterparts. This Note may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

22

IN WITNESS WHEREOF, the Company has executed this Subordinated Convertible Promissory Note as of the date first set forth above.

THE COMPANY:

NOCIMED, INC.

By: /s/ L. Brett Lanuti
L. Brett Lanuti
President & CEO

Address:
951 Mariners Island Blvd, Suite 300
San Mateo, California 94404
United States
Email: BLanuti@Nocimed.com

AGREED TO AND ACCEPTED:

THE HOLDER:

(PRINT NAME)

(Signature)

Address:
________________________
________________________
Email: ___________________

23

EXHIBIT C

WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. ___	Date of Issuance: ___________

Number of Shares: ___________
(subject to adjustment)

NOCIMED, INC.

STOCK PURCHASE WARRANT

Nocimed, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that ______________, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5) the number of shares set forth above of the Company’s Common Stock (the “Common Stock”) at a per share purchase price equal to the lesser of (x) the fair market value of a share of the Company’s Common Stock as determined in good faith by the Company’s appraiser (and approved by the Company’s Board of directors) of such fair market value as set forth in the Company’s first appraisal in accordance with Section 409A following the initial closing of the Company’s Next Equity Financing (as defined in the Purchase Agreement (as defined below)); or (y) $0.18 (subject to adjustment as provided herein); provided, however, that if there is no Next Equity Financing consummated on or before the Maturity Date, such per share purchase price shall equal $0.18. The shares purchasable upon exercise of this Warrant, and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

This Warrant is issued pursuant to, and is subject to the terms and conditions of, the Subordinated Convertible Promissory Note and Warrant Purchase Agreement (the “Purchase Agreement”).

1.             Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company the number of shares (subject to adjustment as provided herein) of Warrant Stock first set forth above.

2.              Exercise.

(a)            Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer, or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

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(b)           Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a). At such time, the person or persons in whose name or names any notices of issuance for Warrant Stock shall be issuable upon such exercise as provided in Section 2(d) shall be deemed to have become the holder or holders of record of the Warrant Stock referred to in such notices of issuance.

(c)            Net Issue Exercise.

(i)             In lieu of exercising this Warrant in the manner provided in Section 2(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Stock computed using the following formula:

X =	Y (A - B) A

Where	X =	The number of shares of Warrant Stock to be issued to the Registered Holder.

Y =	The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

A =	The fair market value of one share of Warrant Stock (at the date of such calculation).

B=	The Purchase Price (as adjusted to the date of such calculation).

(ii)            For purposes of this Section 2(c), the fair market value of Warrant Stock on the date of calculation shall mean with respect to each share of Warrant Stock:

(A)          if the exercise is in connection with an initial public offering of the Company’s Common Stock, and if the Company’s Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial “Price to Public” per share specified in the final prospectus with respect to the offering;

(B)           if this Warrant is exercised after, and not in connection with, the Company’s initial public offering, and if the Company’s Common Stock is traded on a securities exchange or actively traded over-the-counter:

(1)            if the Company’s Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a thirty (30) day period ending three days before date of calculation; or

(2)            if the Company’s Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or

(C)           if neither (A) nor (B) is applicable, the fair market value of Warrant Stock shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 6(b), in which case the fair market value of Warrant Stock shall be deemed to be the value received by the holders of such stock pursuant to such acquisition.

25

(d)           Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i)             a notice or notices of issuance for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii)            in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Sections 2(a) or 2(c).

3.              Adjustments.

(a)            Stock Splits and Dividends. If the Company’s outstanding shares of the same class as the Warrant Stock shall be subdivided into a greater number of shares or a dividend in the Company’s shares of the same class as the Warrant Stock shall be paid in respect of the Company’s shares of the same class as the Warrant Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the Company’s outstanding shares of the same class as the Warrant Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b)           Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 3.

(c)            Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

4.              Transfers.

(a)            Unregistered Security. Each holder of this Warrant acknowledges that none of the Company’s securities (including this Warrant and the Warrant Stock) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise (or any securities issued by the Company upon conversion or exchange thereof) in the absence of (i) an effective registration statement under the Securities Act as to the sale of any such securities and registration or qualification of such securities under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each notice of issuance with respect to Warrant Stock issued upon the exercise of this Warrant (and any securities issued by the Company upon conversion or exchange thereof) shall bear a legend substantially to the foregoing effect.

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(b)            Transferability. Subject to the provisions of Section 4(a) hereof and to the “Lockup” provisions in the Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c)            Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

5.             Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the “Expiration Date”):

(a) the tenth (10th) anniversary of the date of issuance first set forth above, or

(b)           the closing of a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, in connection with which all of the shares of the Company’s Preferred Stock are converted to Common Stock as set forth in the Company’s Certificate of Incorporation, or

(c)            the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting securities of the Company is disposed of, provided that this Section 5(c) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company or to an equity financing in which the Company is the surviving corporation.

6.              Notices of Certain Transactions. In case:

(a)            the Company shall take a record of the holders of its outstanding stock of the same class as the Warrant Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right,

(b)           of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company,

(c)            of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of the Company’s outstanding stock of the same class as the Warrant Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

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7.             Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

8.              Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

9.              No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a holder of the shares issuable upon exercise of this Warrant.

10.           No Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

11.            Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

12.            Miscellaneous.

(a)             Governing Law. The validity, interpretation, construction and performance of this Warrant, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law.

(b)            Entire Agreement. This Warrant sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c)             Amendments and Waivers. No modification of or amendment to this Warrant, nor any waiver of any rights under this Warrant, shall be effective unless in writing signed by the Company and the holders of a majority of the of all shares issuable upon exercise of all Warrants issued pursuant to the Purchase Agreement. No delay or failure to require performance of any provision of this Warrant shall constitute a waiver of that provision as to that or any other instance.

(d)            Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(e)           Notices. Any notice, demand or request required or permitted to be given under this Warrant shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)             Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.

(g)            Construction. This Warrant is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Warrant shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)           Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company and the Registered Holder have executed this Stock Purchase Warrant as of the date first set forth above.

THE COMPANY:

NOCIMED, INC.

By: /s/ L. Brett Lanuti
L. Brett Lanuti
President & CEO

Address:
951 Mariners Island Blvd, Suite 300
San Mateo, California 94404
United States
Email: BLanuti@Nocimed.com

AGREED TO AND ACCEPTED:

THE REGISTERED HOLDER:

(PRINT NAME)

(Signature)

Address:
________________________
________________________
Email: ___________________

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EXHIBIT A

PURCHASE/EXERCISE FORM

To: Nocimed, Inc.	Dated: ______________

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ____, hereby irrevocably elects to (a) purchase __________ shares of the capital stock covered by such Warrant and herewith makes payment of $ __________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for __________ shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 2(c) of such Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties of the Purchasers set forth in the Agreement (as defined in the Warrant) and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Agreement, provided that the term “Purchaser” shall refer to the undersigned and the term “Securities” shall refer to the Warrant Stock (and any securities issued by the Company upon conversion or exchange thereof).

The undersigned further acknowledges that it has reviewed the “Lockup” provisions as well as the waiver of statutory information rights set forth in the Agreement and agrees to be bound by such provisions.

ACKNOWLEDGED AND AGREED TO BY THE REGISTERED HOLDER:

(Registered Holder)

By: ______________________________________________________
(Signature)
Name: ____________________________________________________
Title: __________________________________________________

Address:
________________________
________________________
Email: ___________________

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EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, ____________________________________hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/Facsimile Number	No. of Shares

ACKNOWLEDGED AND AGREED TO BY THE REGISTERED HOLDER:

(Registered Holder)

By: ______________________________________________________
(Signature)
Name: ____________________________________________________
Title: __________________________________________________

Address:
________________________
________________________
Email: ___________________

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EXHIBIT D

PURCHASER WITHHOLDING EXEMPTIONS

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